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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2004


                              WITNESS SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                     000-29335                         23-2518693
(State or other         (Commission File Number)               (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)

                           300 Colonial Center Parkway
                                Roswell, GA 30076
                    (Address of principal executive offices)

                                 (770) 754-1900
              (Registrant's telephone number, including area code)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(c) Exhibits


99.1 Press Release dated April 22, 2004


Item 12. Results of Operations and Financial Condition


On April 22, 2004, Witness Systems, Inc. issued a press release to report its first quarter 2004 results. A copy of the press release is attached hereto as
Exhibit 99.1.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 22, 2004        WITNESS SYSTEMS, INC.


                             BY:           /s/  William F. Evans
                                  ---------------------------------------------
                                                WILLIAM F. EVANS
                                  ---------------------------------------------
                                          EXECUTIVE VICE PRESIDENT AND
                                             CHIEF FINANCIAL OFFICER



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                                  Exhibit Index



Exhibit No.   Description
99.1          Press release issued by Witness Systems, Inc. on April 22, 2004.